UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 1, 2004


                          COOPERATIVE BANKSHARES, INC.
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)


         North Carolina                0-24626                 56-1886527
-------------------------------------------------------------------------------
(State or other jurisdiction         (Commission           (I.R.S. employer
      of incorporation)              file number)           identification no.)



               201 Market Street, Wilmington, North Carolina 28401
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (910) 343-0181
                                                           --------------


                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE
--------------------------------------------------

     Cooperative Bancshares, Inc. (the "Company") announced in a press release dated July 1, 2004, that its Board of Directors declared a dividend of $0.07 per share on June 22, 2004, payable on July 16, 2004, to holders of record of the Company's common stock on July 1, 2004.

     Further information regarding the dividend is set forth in the press release dated July 1, 2004, which is attached as Exhibit 99 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
---------------------------------------------------------------------------

(a) Not applicable

(b) Not applicable

(c) The following exhibit is filed herewith:

    Exhibit 99        Press Release dated July 1, 2004

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     COOPERATIVE BANKSHARES, INC.
                                     ----------------------------



                                   By:/s/ Todd L. Sammons
                                      ------------------------------------------
                                      Todd L. Sammons
                                      Senior Vice President and
                                      Chief Financial Officer



Date:  July 1, 2004